Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 109,901,540,000.00
Total Fee Amount	15,177,402.68
Total Offset Amount	0.00
Net Fee	$ 15,177,402.68